EXHIBIT 32.1
SECTION 1350 CERTIFICATION
In connection with the Quarterly Report on Form 10-Q of Columbia Sportswear Company (the “Company") for the period ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Timothy P. Boyle, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)    The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 as of, and for, the periods presented in the Form 10-Q; and
(2)    The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 6, 2025

/s/ TIMOTHY P. BOYLE
Timothy P. Boyle
Chairman, President and Chief Executive Officer
(Principal Executive Officer)